UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-07686

Western Asset Emerging Markets Income Fund Inc.
(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY		10018
(Address of principal executive offices)		(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-888-777-0102

Date of fiscal year end:	May 31

Date of reporting period:	August 31, 2013

ITEM 1.                                                  SCHEDULE OF INVESTMENTS

WESTERN ASSET EMERGING MARKETS INCOME FUND INC.

FORM N-Q

AUGUST 31, 2013

WESTERN ASSET EMERGING MARKETS INCOME FUND INC.

Schedule of investments (unaudited)

August 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
SOVEREIGN BONDS — 59.6%
Argentina — 0.7%
Republic of Argentina, Senior Bonds	7.000%	9/12/13	1,541,000		$1,539,986
Republic of Argentina, Senior Bonds	7.000%	10/3/15	1,237,000		1,111,120
Total Argentina					2,651,106
Brazil — 5.3%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	2,865,000	BRL	1,203,333	(a)
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	35,373,000	BRL	14,165,375
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/21	4,908,000	BRL	1,872,600	(a)
Federative Republic of Brazil, Senior Bonds	7.125%	1/20/37	1,337,000		1,527,522
Federative Republic of Brazil, Senior Notes	8.000%	1/15/18	500		564
Federative Republic of Brazil, Senior Notes	4.875%	1/22/21	1,780,000		1,873,450	(a)
Total Brazil					20,642,844
Chile — 1.8%
Banco del Estado de Chile, Senior Notes	4.125%	10/7/20	380,000		381,331	(b)
Corporacion Nacional del Cobre de Chile, Senior Notes	3.750%	11/4/20	1,190,000		1,159,543	(b)
Corporacion Nacional del Cobre de Chile, Senior Notes	3.875%	11/3/21	1,970,000		1,900,451	(b)
Corporacion Nacional del Cobre de Chile, Senior Notes	3.000%	7/17/22	2,021,000		1,792,827	(b)
Republic of Chile, Senior Notes	3.875%	8/5/20	1,750,000		1,798,125	(a)
Total Chile					7,032,277
Colombia — 3.4%
Republic of Colombia, Senior Bonds	4.375%	7/12/21	400,000		409,000
Republic of Colombia, Senior Bonds	7.375%	9/18/37	5,781,000		7,038,367
Republic of Colombia, Senior Bonds	6.125%	1/18/41	760,000		802,750
Republic of Colombia, Senior Notes	7.375%	3/18/19	4,076,000		4,921,770
Total Colombia					13,171,887
Croatia — 1.3%
Republic of Croatia, Notes	5.500%	4/4/23	2,600,000		2,496,000	(b)
Republic of Croatia, Senior Notes	6.625%	7/14/20	900,000		940,149	(b)
Republic of Croatia, Senior Notes	5.500%	4/4/23	1,740,000		1,670,400	(b)
Total Croatia					5,106,549
Indonesia — 2.8%
Republic of Indonesia, Notes	3.750%	4/25/22	3,170,000		2,686,575	(b)
Republic of Indonesia, Notes	5.250%	1/17/42	7,740,000		6,114,600	(b)
Republic of Indonesia, Senior Bonds	6.875%	1/17/18	420,000		455,700	(b)
Republic of Indonesia, Senior Bonds	6.625%	2/17/37	1,105,000		1,035,938	(b)
Republic of Indonesia, Senior Notes	3.375%	4/15/23	550,000		442,750	(b)
Total Indonesia					10,735,563
Lithuania — 1.4%
Republic of Lithuania, Senior Notes	7.375%	2/11/20	1,050,000		1,244,250	(b)
Republic of Lithuania, Senior Notes	6.125%	3/9/21	3,920,000		4,370,800	(b)
Total Lithuania					5,615,050
Mexico — 6.1%
Mexican Bonos, Bonds	8.000%	6/11/20	95,876,000	MXN	8,024,816
Mexican Bonos, Bonds	6.500%	6/9/22	22,935,600	MXN	1,742,385
Mexican Bonos, Bonds	10.000%	12/5/24	19,610,000	MXN	1,894,463
Mexican Bonos, Bonds	8.500%	11/18/38	46,670,000	MXN	3,924,199
United Mexican States, Medium-Term Notes	6.050%	1/11/40	4,000		4,256
United Mexican States, Senior Notes	5.950%	3/19/19	3,560,000		4,085,100
United Mexican States, Senior Notes	5.125%	1/15/20	100,000		110,400

See Notes to Schedule of Investments.

WESTERN ASSET EMERGING MARKETS INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

August 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Mexico — continued
United Mexican States, Senior Notes	3.625%	3/15/22	3,256,000		$3,181,112
United Mexican States, Senior Notes	4.750%	3/8/44	806,000		706,459
Total Mexico					23,673,190
Panama — 0.6%
Republic of Panama, Senior Bonds	9.375%	4/1/29	1,213,000		1,701,233
Republic of Panama, Senior Bonds	6.700%	1/26/36	86,000		95,890
Republic of Panama, Senior Bonds	4.300%	4/29/53	910,000		682,500
Total Panama					2,479,623
Peru — 4.2%
Republic of Peru, Bonds	6.550%	3/14/37	1,620,000		1,838,700
Republic of Peru, Global Senior Bonds	7.350%	7/21/25	4,300,000		5,353,500
Republic of Peru, Senior Bonds	8.750%	11/21/33	5,705,000		7,929,950	(a)
Republic of Peru, Senior Bonds	5.625%	11/18/50	1,077,000		1,060,845
Total Peru					16,182,995
Philippines — 0.7%
Republic of the Philippines, Senior Bonds	5.500%	3/30/26	2,590,000		2,771,300
Poland — 3.0%
Republic of Poland, Senior Notes	6.375%	7/15/19	1,840,000		2,114,160
Republic of Poland, Senior Notes	5.125%	4/21/21	3,910,000		4,173,925	(a)
Republic of Poland, Senior Notes	5.000%	3/23/22	5,170,000		5,420,745	(a)
Total Poland					11,708,830
Russia — 9.2%
RSHB Capital, Loan Participation Notes, Senior Notes	9.000%	6/11/14	1,000,000		1,055,650	(b)
RSHB Capital, Loan Participation Notes, Senior Notes	6.299%	5/15/17	1,073,000		1,134,569	(b)
Russian Federal Bond, Bonds	7.400%	6/14/17	219,400,000	RUB	6,766,711
Russian Federal Bond, Bonds	7.500%	3/15/18	47,017,000	RUB	1,452,208
Russian Foreign Bond - Eurobond, Senior Bonds	11.000%	7/24/18	110,000		149,600	(b)
Russian Foreign Bond - Eurobond, Senior Bonds	12.750%	6/24/28	617,000		1,056,612	(b)
Russian Foreign Bond - Eurobond, Senior Bonds	7.500%	3/31/30	16,103,175		18,604,160	(b)
Russian Foreign Bond - Eurobond, Senior Notes	5.625%	4/4/42	5,400,000		5,386,500	(b)
Total Russia					35,606,010
Turkey — 7.8%
Republic of Turkey, Notes	6.750%	5/30/40	2,750,000		2,716,312
Republic of Turkey, Notes	4.875%	4/16/43	2,270,000		1,776,843
Republic of Turkey, Senior Bonds	11.875%	1/15/30	3,348,000		5,114,907	(a)
Republic of Turkey, Senior Notes	7.500%	7/14/17	100,000		111,900
Republic of Turkey, Senior Notes	6.875%	3/17/36	20,390,000		20,446,072	(a)
Total Turkey					30,166,034
Uruguay — 0.7%
Republic of Uruguay, Senior Notes	4.500%	8/14/24	2,780,000		2,682,700
Venezuela — 10.6%
Bolivarian Republic of Venezuela, Collective Action Securities, Senior Notes	10.750%	9/19/13	3,800,000		3,818,050	(a)
Bolivarian Republic of Venezuela, Global Senior Bonds	8.500%	10/8/14	6,694,000		6,757,593	(a)
Bolivarian Republic of Venezuela, Senior Bonds	5.750%	2/26/16	16,036,000		14,392,310	(b)
Bolivarian Republic of Venezuela, Senior Bonds	9.250%	9/15/27	2,805,000		2,258,025	(a)
Bolivarian Republic of Venezuela, Senior Bonds	9.375%	1/13/34	7,239,000		5,646,420	(a)
Bolivarian Republic of Venezuela, Senior Notes	7.000%	12/1/18	1,920,000		1,588,800	(b)
Bolivarian Republic of Venezuela, Senior Notes	7.750%	10/13/19	7,280,000		5,987,800	(b)

See Notes to Schedule of Investments.

WESTERN ASSET EMERGING MARKETS INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

August 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Venezuela — continued
Bolivarian Republic of Venezuela, Senior Notes	7.650%	4/21/25	933,000	$664,762
Total Venezuela				41,113,760
TOTAL SOVEREIGN BONDS (Cost — $236,973,674)				231,339,718
CORPORATE BONDS & NOTES — 43.7%
CONSUMER DISCRETIONARY — 1.0%
Media — 1.0%
Grupo Televisa SAB, Senior Bonds	6.625%	1/15/40	2,690,000	2,924,767
Myriad International Holdings BV, Senior Notes	6.000%	7/18/20	780,000	798,564	(b)
TOTAL CONSUMER DISCRETIONARY				3,723,331
CONSUMER STAPLES — 0.8%
Food Products — 0.5%
Alicorp SAA, Senior Notes	3.875%	3/20/23	790,000	712,975	(b)
Marfrig Holding Europe BV, Senior Notes	8.375%	5/9/18	1,110,000	1,018,425	(b)
Virgolino de Oliveira Finance Ltd., Senior Notes	10.500%	1/28/18	400,000	274,000	(b)
Total Food Products				2,005,400
Personal Products — 0.3%
Hypermarcas SA, Notes	6.500%	4/20/21	1,040,000	1,046,500	(b)
TOTAL CONSUMER STAPLES				3,051,900
ENERGY — 18.4%
Energy Equipment & Services — 0.3%
TMK OAO Via TMK Capital SA, Senior Notes	6.750%	4/3/20	1,130,000	1,087,625	(b)
Oil, Gas & Consumable Fuels — 18.1%
Alliance Oil Co., Ltd., Senior Notes	7.000%	5/4/20	1,340,000	1,343,350	(b)
Dolphin Energy Ltd., Senior Secured Bonds	5.888%	6/15/19	2,041,431	2,220,056	(b)
Ecopetrol SA, Senior Notes	7.625%	7/23/19	960,000	1,104,000
EDC Finance Ltd., Senior Notes	4.875%	4/17/20	2,240,000	2,060,800	(b)
GeoPark Latin America Ltd. Agencia en Chile, Senior Secured Notes	7.500%	2/11/20	1,060,000	1,062,650	(b)
LUKOIL International Finance BV, Bonds	6.656%	6/7/22	2,799,000	3,008,925	(b)
Novatek Finance Ltd., Notes	6.604%	2/3/21	1,800,000	1,906,920	(b)
Pacific Rubiales Energy Corp., Senior Notes	7.250%	12/12/21	2,050,000	2,132,000	(b)
Pacific Rubiales Energy Corp., Senior Notes	5.125%	3/28/23	2,100,000	1,869,000	(b)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	484,000	481,580	(b)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	234,000	232,830	(b)
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	6,176,000	6,376,720
Petrobras International Finance Co., Senior Notes	5.375%	1/27/21	1,990,000	1,953,151
Petrobras International Finance Co., Senior Notes	6.875%	1/20/40	3,710,000	3,540,587
Petroleos de Venezuela SA, Senior Notes	8.500%	11/2/17	5,140,000	4,605,440	(b)
Petroleos Mexicanos, Notes	8.000%	5/3/19	130,000	157,105
Petroleos Mexicanos, Senior Notes	5.500%	1/21/21	9,100,000	9,682,400
Petroleos Mexicanos, Senior Notes	5.500%	6/27/44	3,140,000	2,739,650
Petroleum Co. of Trinidad & Tobago Ltd., Senior Notes	9.750%	8/14/19	1,740,000	2,153,250	(b)
Petronas Capital Ltd., Senior Notes	5.250%	8/12/19	5,560,000	6,049,330	(b)
Petronas Capital Ltd., Senior Notes	5.250%	8/12/19	1,448,000	1,575,437	(b)
PT Pertamina Persero, Notes	5.250%	5/23/21	2,280,000	2,063,400	(b)
PT Pertamina Persero, Senior Notes	4.875%	5/3/22	830,000	724,175	(b)
PT Pertamina Persero, Senior Notes	4.300%	5/20/23	1,100,000	902,000	(b)
Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Bonds	6.750%	9/30/19	2,149,000	2,503,585	(b)
Reliance Holdings USA Inc., Senior Notes	4.500%	10/19/20	2,220,000	2,106,289	(b)
Rosneft Finance SA, Senior Notes	7.500%	7/18/16	1,890,000	2,102,625	(b)
Rosneft Finance SA, Senior Notes	6.625%	3/20/17	1,417,000	1,551,615	(b)
Sibur Securities Ltd., Senior Notes	3.914%	1/31/18	1,140,000	1,080,150	(b)

See Notes to Schedule of Investments.

WESTERN ASSET EMERGING MARKETS INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

August 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Oil, Gas & Consumable Fuels — continued
Transportadora de Gas del Peru SA, Senior Notes	4.250%	4/30/28	1,390,000	$1,216,250	(b)
Total Oil, Gas & Consumable Fuels				70,505,270
TOTAL ENERGY				71,592,895
FINANCIALS — 0.1%
Real Estate Management & Development — 0.1%
Agile Property Holdings Ltd., Senior Notes	8.875%	4/28/17	390,000	410,475	(b)
INDUSTRIALS — 2.4%
Building Products — 0.6%
Andrade Gutierrez International SA, Senior Notes	4.000%	4/30/18	1,740,000	1,613,850	(b)
Rearden G Holdings EINS GmbH, Senior Notes	7.875%	3/30/20	810,000	826,200	(b)
Total Building Products				2,440,050
Construction & Engineering — 1.1%
Odebrecht Finance Ltd., Senior Notes	5.125%	6/26/22	410,000	390,525	(b)
Odebrecht Finance Ltd., Senior Notes	4.375%	4/25/25	4,740,000	4,017,150	(b)
Total Construction & Engineering				4,407,675
Industrial Conglomerates — 0.5%
Sinochem Overseas Capital Co., Ltd., Senior Notes	4.500%	11/12/20	1,765,000	1,775,969	(b)
Transportation Infrastructure — 0.2%
Mersin Uluslararasi Liman Isletmeciligi AS, Notes	5.875%	8/12/20	750,000	717,188	(b)
TOTAL INDUSTRIALS				9,340,882
MATERIALS — 14.6%
Chemicals — 1.4%
Alpek SA de CV, Senior Notes	4.500%	11/20/22	1,460,000	1,335,900	(b)
Braskem Finance Ltd., Senior Notes	7.000%	5/7/20	1,712,000	1,780,480	(b)
Mexichem SAB de CV, Senior Notes	4.875%	9/19/22	1,298,000	1,226,610	(b)
Mexichem SAB de CV, Senior Notes	4.875%	9/19/22	930,000	878,850	(b)
Total Chemicals				5,221,840
Construction Materials — 3.1%
Cementos Pacasmayo SAA, Senior Notes	4.500%	2/8/23	890,000	780,975	(b)
Cemex Finance LLC, Senior Secured Bonds	9.500%	12/14/16	2,850,000	3,021,000	(b)
Cemex Finance LLC, Senior Secured Notes	9.375%	10/12/22	2,710,000	2,852,275	(b)
Cemex Finance LLC, Senior Secured Notes	9.375%	10/12/22	1,500,000	1,578,750	(b)
Cemex SAB de CV, Senior Secured Notes	9.000%	1/11/18	1,900,000	2,014,000	(b)
Cemex SAB de CV, Senior Secured Notes	6.500%	12/10/19	1,940,000	1,886,650	(b)
Total Construction Materials				12,133,650
Metals & Mining — 9.2%
AngloGold Ashanti Holdings PLC, Senior Notes	8.500%	7/30/20	920,000	919,080
CSN Resources SA, Senior Bonds	6.500%	7/21/20	1,020,000	981,750	(b)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	998,000	960,575	(b)
Evraz Group SA, Notes	9.500%	4/24/18	810,000	867,672	(b)
Evraz Group SA, Notes	6.750%	4/27/18	2,255,000	2,173,256	(b)
Evraz Group SA, Senior Notes	9.500%	4/24/18	1,180,000	1,264,016	(b)
Evraz Group SA, Senior Notes	6.500%	4/22/20	1,670,000	1,509,263	(b)
Gerdau Trade Inc., Senior Notes	4.750%	4/15/23	1,120,000	986,720	(b)
Samarco Mineracao SA, Senior Notes	4.125%	11/1/22	1,720,000	1,449,100	(b)
Severstal OAO Via Steel Capital SA, Senior Notes	4.450%	3/19/18	1,200,000	1,155,000	(b)
Southern Copper Corp., Senior Notes	5.375%	4/16/20	800,000	844,000
Southern Copper Corp., Senior Notes	6.750%	4/16/40	3,160,000	2,962,440
Southern Copper Corp., Senior Notes	5.250%	11/8/42	1,870,000	1,450,877
Vale Overseas Ltd., Notes	8.250%	1/17/34	5,596,000	6,175,712
Vale Overseas Ltd., Notes	6.875%	11/21/36	3,349,000	3,259,833
Vale Overseas Ltd., Senior Notes	4.375%	1/11/22	1,910,000	1,786,906
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	2,752,000	2,786,400	(b)
Vedanta Resources PLC, Senior Notes	6.750%	6/7/16	1,630,000	1,650,375	(b)
Vedanta Resources PLC, Senior Notes	6.750%	6/7/16	480,000	486,000	(b)
Vedanta Resources PLC, Senior Notes	9.500%	7/18/18	360,000	378,000	(b)

See Notes to Schedule of Investments.

WESTERN ASSET EMERGING MARKETS INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

August 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Metals & Mining — continued
Vedanta Resources PLC, Senior Notes	6.000%	1/31/19	1,960,000		$1,783,600	(b)
Total Metals & Mining					35,830,575
Paper & Forest Products — 0.9%
Celulosa Arauco y Constitucion SA, Senior Notes	7.250%	7/29/19	352,000		399,569
Celulosa Arauco y Constitucion SA, Senior Notes	4.750%	1/11/22	625,000		604,352
Inversiones CMPC SA, Notes	4.750%	1/19/18	1,020,000		1,065,943	(b)
Inversiones CMPC SA, Notes	4.375%	5/15/23	690,000		635,713	(b)
Inversiones CMPC SA, Senior Notes	4.500%	4/25/22	790,000		742,781	(b)
Total Paper & Forest Products					3,448,358
TOTAL MATERIALS					56,634,423
TELECOMMUNICATION SERVICES — 3.3%
Diversified Telecommunication Services — 2.0%
Axtel SAB de CV, Senior Secured Notes	7.000%	1/31/20	5,159,000		4,849,460	(b)
Qtel International Finance Ltd., Senior Notes	4.750%	2/16/21	910,000		947,583	(b)
Telemar Norte Leste SA, Senior Notes	5.500%	10/23/20	1,600,000		1,434,400	(b)
UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes	8.250%	5/23/16	297,000		327,071	(b)
Total Diversified Telecommunication Services					7,558,514
Wireless Telecommunication Services — 1.3%
Indosat Palapa Co. BV, Senior Notes	7.375%	7/29/20	1,270,000		1,344,613	(b)
Oi S.A., Senior Notes	5.750%	2/10/22	1,030,000		916,700	(b)
VimpelCom Holdings BV, Senior Notes	5.950%	2/13/23	3,250,000		2,922,952	(b)
Total Wireless Telecommunication Services					5,184,265
TOTAL TELECOMMUNICATION SERVICES					12,742,779
UTILITIES — 3.1%
Electric Utilities — 1.2%
Centrais Eletricas Brasileiras SA, Senior Notes	6.875%	7/30/19	385,000		399,438	(b)
Centrais Eletricas Brasileiras SA, Senior Notes	5.750%	10/27/21	1,775,000		1,655,187	(b)
Majapahit Holding BV, Senior Notes	7.750%	1/20/20	1,970,000		2,088,200	(b)
State Grid Overseas Investment 2013 Ltd., Senior Bonds	3.125%	5/22/23	750,000		692,650	(b)
Total Electric Utilities					4,835,475
Gas Utilities — 0.9%
Empresa de Energia de Bogota SA, Senior Notes	6.125%	11/10/21	860,000		877,200	(b)
Gas Natural de Lima y Callao SA, Senior Notes	4.375%	4/1/23	1,110,000		1,010,100	(b)
Transportadora de Gas del Peru SA, Senior Notes	4.250%	4/30/28	350,000		306,250	(b)
Transportadora de Gas Internacional SA ESP, Senior Notes	5.700%	3/20/22	1,270,000		1,276,350	(b)
Total Gas Utilities					3,469,900
Independent Power Producers & Energy Traders — 0.7%
AES Gener SA, Notes	5.250%	8/15/21	1,000,000		1,010,182	(b)
Colbun SA, Senior Notes	6.000%	1/21/20	1,660,000		1,767,259	(b)
Total Independent Power Producers & Energy Traders					2,777,441
Multi-Utilities — 0.3%
Empresas Publicas de Medellin ESP, Senior Notes	7.625%	7/29/19	870,000		983,100	(b)
TOTAL UTILITIES					12,065,916
TOTAL CORPORATE BONDS & NOTES (Cost — $175,479,073)					169,562,601
CONVERTIBLE BONDS & NOTES — 0.2%
TELECOMMUNICATION SERVICES — 0.2%
Diversified Telecommunication Services — 0.2%
Axtel SAB de CV, Senior Secured Notes, step bond (Cost - $907,372)	7.000%	1/31/20	5,881,900	MXN	660,344	(b)

See Notes to Schedule of Investments.

WESTERN ASSET EMERGING MARKETS INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

August 31, 2013

SECURITY		EXPIRATION DATE	WARRANTS
WARRANTS — 0.1%
Bolivarian Republic of Venezuela, Oil-linked payment obligations (Cost - $356,500)		4/15/20	11,500	$301,875
TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $413,716,619)				401,864,538

	RATE	MATURITY DATE	FACE AMOUNT †
SHORT-TERM INVESTMENTS — 1.7%
Repurchase Agreements — 1.7%
Deutsche Bank Securities Inc. repurchase agreement dated 8/30/13; Proceeds at maturity - $6,700,037; (Fully collateralized by U.S. government agency obligations, 1.710% due 1/15/20; Market value - $6,834,000) (Cost - $6,700,000)	0.050%	9/3/13	6,700,000	6,700,000
TOTAL INVESTMENTS — 105.3% (Cost — $420,416,619#)				408,564,538
Liabilities in Excess of Other Assets — (5.3)%				(20,667,961)
TOTAL NET ASSETS — 100.0%				$387,896,577

†				Face amount denominated in U.S. dollars, unless otherwise noted.
(a)				All or a portion of this security is pledged as collateral pursuant to the loan agreement.
(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

#				Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
BRL	- Brazilian Real
MXN	- Mexican Peso
OJSC	- Open Joint Stock Company
RUB	- Russian Ruble

See Notes to Schedule of Investments.

WESTERN ASSET EMERGING MARKETS INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

August 31, 2013

Summary of Investments by Country **

Mexico	17.4%
Russia	14.7
Brazil	14.0
Venezuela	11.3
Turkey	7.6
Colombia	5.2
Peru	4.9
Indonesia	4.4
Chile	3.5
Poland	2.9
India	2.2
Malaysia	1.9
Lithuania	1.4
Croatia	1.3
Qatar	0.8
Argentina	0.8
China	0.7
Philippines	0.7
Uruguay	0.7
Panama	0.6
United Arab Emirates	0.5
Trinidad and Tobago	0.5
South Africa	0.4
Short - Term Investments	1.6
100.0%

** As a percentage of total investments.  Please note that the Fund holdings are as of August 31, 2013 and are subject to change.

See Notes to Schedule of Investments.

Notes to schedule of investments (unaudited)

1. Organization and significant accounting policies

Western Asset Emerging Markets Income Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to seek high current income. As a secondary objective, the Fund seeks capital appreciation. In pursuit of these objectives, the Fund, under normal conditions, invests at least 80% of its net assets plus any borrowings for investment purposes in debt securities of government and government related issuers located in emerging market countries (including participations in loans between governments and financial institutions), and of entities organized to restructure the outstanding debt of such issuers, and in debt securities of corporate issuers located in emerging market countries.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

Notes to schedule of investments (unaudited) (continued)

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•                  Level 1—quoted prices in active markets for identical investments

•                  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Sovereign bonds	—	$231,339,718	—	$231,339,718
Corporate bonds & notes	—	169,562,601	—	169,562,601
Convertible bonds & notes	—	660,344	—	660,344
Warrants	—	301,875	—	301,875
Total long-term investments	—	$401,864,538	—	$401,864,538
Short-term investments†	—	6,700,000	—	6,700,000
Total investments	—	$408,564,538	—	$408,564,538

†See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

Notes to schedule of investments (unaudited) (continued)

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(d) Forward foreign currency contracts. The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(f) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(g) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(h) Security transactions.  Security transactions are accounted for on a trade date basis.

2.  Investments

At August 31, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$17,692,355
Gross unrealized depreciation	(29,544,436)
Net unrealized depreciation	$(11,852,081)

Notes to schedule of investments (unaudited) (continued)

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

At August 31, 2013, the Fund did not have any derivative instruments outstanding.

ITEM 2.                                                  CONTROLS AND PROCEDURES.

(a)                                 The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)                                 There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.                                                  EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Emerging Markets Income Fund Inc.

By	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date: October 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date: October 25, 2013

By	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date: October 25, 2013